SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 26, 2002

     ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, as Certificate Administrator. On August 26, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 26, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  August 28, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         August 26, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  August 26, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               August 26, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       50,000,000.00     44,606,543.29    1,359,578.64     87,441.14   1,447,019.78     0.00            0.00       43,246,964.65
A2A      117,592,000.00    104,161,354.35    3,385,587.37    201,409.35   3,586,996.72     0.00            0.00      100,775,766.98
A2B       20,751,000.00     19,258,706.03      376,176.37     39,976.25     416,152.62     0.00            0.00       18,882,529.66
M1        15,891,000.00     15,891,000.00            0.00     38,631.85      38,631.85     0.00            0.00       15,891,000.00
M2        12,950,000.00     12,950,000.00            0.00     37,233.59      37,233.59     0.00            0.00       12,950,000.00
B1         7,063,000.00      7,063,000.00            0.00     24,385.34      24,385.34     0.00            0.00        7,063,000.00
B2         8,240,000.00      8,240,000.00            0.00     41,623.62      41,623.62     0.00            0.00        8,240,000.00
N         12,900,000.00      9,222,158.49      543,545.24     73,393.01     616,938.25     0.00            0.00        8,678,613.25
R                  0.00              0.00            0.00          0.00           0.00     0.00            0.00                0.00
TOTALS   245,387,000.00    221,392,762.16    5,664,887.62    544,094.15   6,208,981.77     0.00            0.00      215,727,874.54

AIO       73,130,000.00     73,130,000.00            0.00    535,905.30     535,905.30     0.00            0.00       73,130,000.00
X        235,429,185.40    215,113,468.49            0.00          0.00           0.00     0.00            0.00      209,992,126.11
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------     -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------     -------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                       ENDING                        PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL         PRINCIPAL           CLASS          RATE
--------------------------------------------------------------------------------------------------  ----------------------------
A1A      12489WEG5       892.13086580   27.19157280     1.74882280   28.94039560     864.93929300       A1A          2.206880 %
A2A      12489WEN0       885.78605985   28.79096682     1.71278106   30.50374787     856.99509303       A2A          2.176880 %
A2B      12489WEP5       928.08568406   18.12810804     1.92647342   20.05458147     909.95757602       A2B          2.336880 %
M1       12489WEJ9     1,000.00000000    0.00000000     2.43105217    2.43105217   1,000.00000000       M1           2.736880 %
M2       12489WEK6     1,000.00000000    0.00000000     2.87518069    2.87518069   1,000.00000000       M2           3.236880 %
B1       12489WEL4     1,000.00000000    0.00000000     3.45254708    3.45254708   1,000.00000000       B1           3.886880 %
B2       12489WEM2     1,000.00000000    0.00000000     5.05141019    5.05141019   1,000.00000000       B2           5.686880 %
N        N/A             714.89600698   42.13528992     5.68938062   47.82467054     672.76071705       N            9.550000 %
TOTALS                   902.21878975   23.08552458     2.21729004   25.30281462     879.13326517

AIO      12489WEH3     1,000.00000000    0.00000000     7.32811842    7.32811842   1,000.00000000       AIO          8.800000 %
X        N/A             913.70773817    0.00000000     0.00000000    0.00000000     891.95452022       X            0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Gouri Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street,, 14th floor,
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   August 26, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  684,325.56
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          684,325.56
Sec. 4.06(iii) Extra Principal Distribution Amount                      122,876.95

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             89,732.93
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             41,250.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                41,250.00

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                  73,817,347.07
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  136,174,779.04

Sec. 4.06(vii) Total Beginning Number of Loans                         2,368.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                 1,033.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                 1,335.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,312.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                     1,018.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,294.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             9.93%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   10.09%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                    9.85%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 266.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 331.00


Sec. 4.06(viii)Loans Delinquent

 Group 1
-----------------------------
Category                Number      Principal  Balance     Percentage
1 Month                    96            6,906,371.73                  9.36 %
2 Month                    44            3,987,658.91                  5.40 %
3 Month                   284           18,383,987.22                 24.90 %
Total                    424            29,278,017.86                 39.66 %

 Group 2
-----------------------------
Category                Number        Principal  Balance     Percentage
1 Month                  106           11,480,101.35                  8.43 %
2 Month                   48            5,899,730.50                  4.33 %
3 Month                  185           19,067,279.84                 14.00 %
 Total                   339           36,447,111.69                 26.76 %

 Group Totals
-----------------------------
Category                Number       Principal  Balance     Percentage
1 Month                  202           18,386,473.08                  8.76 %
2 Month                   92            9,887,389.41                  4.71 %
3 Month                  469           37,451,267.06                 17.83 %
 Total                   763           65,725,129.55                 31.30 %



Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   August 26, 2002

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
-------------
 Number                Principal  Balance     Percentage
          54              4,195,102.48                 5.68 %


 Group 2
--------------
 Number                Principal  Balance     Percentage
          76              8,508,884.24                 6.25 %


Group Totals
--------------
 Number                Principal  Balance     Percentage
         130             12,703,986.72                 6.05 %


Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
--------------
 Number              Principal  Balance     Percentage
         196             12,255,819.30                16.60 %


 Group 2
--------------
 Number                Principal  Balance     Percentage
          88              8,540,417.89                 6.27 %



Group Totals
--------------
 Number               Principal  Balance     Percentage
         284             20,796,237.19                 9.90 %



Sec. 4.06(ix)Loans in REO

 Group 1
-----------------
 Number              Principal  Balance     Percentage
           7                403,995.36                 0.55 %


 Group 2
-----------------
 Number              Principal  Balance     Percentage
           3                185,329.65                 0.14 %


Group Totals
-----------------
 Number              Principal  Balance     Percentage
          10                589,325.01                 0.28 %



Sec. 4.06(x) Reperforming Loans                                            237
Sec. 4.06(x) Reperforming Loan Balances                          18,848,010.45

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                       631,913.84
Principal Prepayments Group 2                                     4,329,517.59

Sec. 4.06(xii) Prepayment Penalties/Premiums                         96,739.64

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                         105,202.67
Current Realized Losses Incurred in Group 2                          17,674.28
Cummulative Realized Losses Incurred in Group 1                     169,555.07
Cummulative  Realized Losses Incurred in Group 2                     17,674.28




                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               August 26, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00



Current Period Relief Act Interest Shortfalls                         716.34

Class A1A Interest Accrual Relief Act Reduction                        62.23
Class A2A Interest Accrual Relief Act Reduction                      143.33
Class A2B Interest Accrual Relief Act Reduction                       28.45
Class AIO Interest Accrual Relief Act Reduction                      381.37
Class M1  Interest Accrual Relief Act Reduction                       27.49
Class M2  Interest Accrual Relief Act Reduction                        26.5
Class B1  Interest Accrual Relief Act Reduction                       17.35
Class B2  Interest Accrual Relief Act Reduction                       29.62
Total Class Interest Accrual Relief Act Reduction                    716.34


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                     1,613.35

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           yes

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                 9.673%

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                         6,691,010.78
Interest Remittance Amount                              1,692,545.35
Principal Remittance Amount                             4,998,465.43

Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

